Exhibit 99.2

RARE Thinking for RARE Solutions Topline ELX - 02 Phase 2 Cystic Fibrosis Results November 17, 2021

/ 2 Forward - looking statements This presentation (and the accompanying oral discussion) contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . All statements other than statements of present and historical facts contained in this press release, including without limitation, statements regarding our expected cash burn and future financial results, the expected timing of trials and results from clinical studies of our product candidates and the potential of our product candidate to treat nonsense mutations are forward - looking statements . Forward - looking statements can be identified by the words “aim,” “may,” “will,” “would,” “should,” “expect,” “explore,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seeks,” or “continue” or the negative of these terms similar expressions, although not all forward - looking statements contain these words . Forward - looking statements are based on management's current plans, estimates, assumptions and projections based on information currently available to us . Forward - looking statements are subject to known and unknown risks, uncertainties and assumptions, and actual results or outcomes may differ materially from those expressed or implied in the forward - looking statements due to various important factors, including, but not limited to : our ability to progress any product candidates in preclinical or clinical trials ; the uncertainty of clinical trial results and the fact that positive results from preclinical studies are not always indicative of positive clinical results ; the scope, rate and progress of our preclinical studies and clinical trials and other research and development activities ; the competition for patient enrollment from drug candidates in development ; the impact of the global COVID - 19 pandemic on our clinical trials, operations, vendors, suppliers, and employees ; our ability to obtain the capital necessary to fund our operations ; the cost of filing, prosecuting, defending and enforcing any patent claims and other intellectual property rights ; our ability to obtain financial in the future through product licensing, public or private equity or debt financing or otherwise ; general business conditions, regulatory environment, competition and market for our products ; and business ability and judgment of personnel, and the availability of qualified personnel and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2021 , as any such factors may be updated from time to time in our other filings with the SEC, accessible on the SEC’s website at www . sec . gov and the “Financials & Filings” page of our website at https : //investors . eloxxpharma . com/financial - information/sec - filings . All forward - looking statements speak only as of the date of this presentation and, except as required by applicable law, we have no obligation to update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise . This presentation also contains estimates, projections and other information concerning our industry, our business, and the markets for certain diseases, including data regarding the estimated size of those markets, and the incidence and prevalence of certain medical conditions . Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events, or circumstances may differ materially from events and circumstances reflected in this information . Unless otherwise expressly stated, we obtained this industry, business, market and other data from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical, and general publications, government data and similar sources .

/ 3 Opening Remarks Sumit Aggarwal President and CEO

/ 4 Today’s agenda Topic Speaker Opening Remarks Sumit Aggarwal, President & CEO Remaining Unmet Need in Cystic Fibrosis & ELX - 02 Topline Phase 2 Results Dr. Eitan Kerem ELX - 02 Next Steps &Program Expansion Dr. Vijay Modur, Head of R&D Key Takeaways & Closing Remarks Sumit Aggarwal, President & CEO

/ 5 ELX - 02 is first - in - class drug in Phase 2 development for Class I CF patients with nonsense mutations ELX - 02 designed as superior readthrough agent to Gentamicin Compelling preclinical activity observed in highly translatable models Phase 2 monotherapy trial designed to evaluate safety and biological activity Fast Track Designation from FDA for treatment of CF patients with nonsense mutations

/ 6 * p value one - sided t - test =0.022 non - parametric =0.026 Key takeaways from ELX - 02 Phase 2 monotherapy trials Significant unmet need remains for Class 1 CF patients ELX - 02 well - tolerated with no treatment - related serious adverse events Results support continued development of ELX - 02 and advancement into Phase 3 clinical development Statistically significant mean sweat chloride reduction of 5.4mmol/L (p=0.022*) at 1.5mg/kg/day Evidence of stronger dose response in patients that completed 1.5/mg/kg/day dosing

/ 7 Professor Eitan Kerem: Globally renowned key opinion leader in Cystic Fibrosis • Former Chairman, Department of Pediatrics at Hadassah University Hospitals, Jerusalem • Principal investigator in many national and international multi - center Cystic Fibrosis clinical trials. Author of key publications in the field. • Involved in formulating the guidelines that paved the road to the standardization of CF care in Europe and other parts of the world. • Selected awards: – 2014: ECFS Award acknowledging his substantial and remarkable contribution to cystic fibrosis research – 2016: Honorary Fellowship of the Royal College of Pediatrics and Child Health, UK. • Education – Hebrew University – Hadassah Medical School – Pediatric residency at the ”Bikur Holim” Hospital in Jerusalem – Fellowship in pediatric respiratory diseases at the Hospital for Sick Children in Toronto, Canada

/ 8 Remaining Unmet Need in Cystic Fibrosis & ELX - 02 Top - line Results Dr. Eitan Kerem

No available treatments for Class 1 CF patients with CFTR nonsense mutations



No CFTR on the Cell Membrane
Non Functional CFTR on the Cell Membrane
Reduced Functional CFTR on the Cell Membrane
Cl⁻ Cl⁻ Cl⁻
Cl⁻ Cl⁻ Cl⁻
Cl⁻
Cl⁻
wt-CFTR
I
No Protein
G542X (a)
394delTT (a)
1717-1G>A (b)
II
No Traffic
R1066C
A561E
F508del
III
No Function
G551D
S549R
G1349D
IV
Less Function
R117H
R334W
V
Less Protein
A455E
3272-26A>G
3849 + 10 kb C >T
VI
Less Stable
c.120del23
rF508del
10–15% of the Patients with No Therapy
Correctors – Enable Mutant CFTR to Reach the Cell Surface
Potentiators – Augment cAMP-dependent Cl- Channel Activity of Mutant CFTR at the Cell Surface

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/ 10 CF patients carrying nonsense mutations have most severe phenotype Early presentation – usually at the first weeks of life Pancreatic insufficiency with poor nutritional state More severe lung disease • Higher rate of FEV1 decline • Higher rate of respiratory infection with pseudomonas aeruginosa and other pathogenic bacteria Expected shorter life span

/ 11 Established endpoints for clinical trials in CF Clinical endpoints Surrogates for CFTR function • Pulmonary function (FEV 1 , LCI) • BMI • Number of Exacerbations • Quality of life questionnaire • Patient reported symptoms • Sweat chloride levels • Nasal potential difference

/ 12 ELX - 02 Phase 2 design ClinicalTrials.gov Identifier: US Trial NCT04135495, EU/IL Trial NCT04126473 * From baseline to Day 7 of treatment periods 1 - 3, and Days 7 and 14 of treatment period 4 ELX - 02 Phase 2 CF trial designed to evaluate safety and sweat chloride reduction 0.3 mg/kg SC QD for 7 days Dose 1 0.75 mg/kg SC QD for 7 days Dose 2 1.5 mg/kg SC QD for 7 days Dose 3 Up to 3 mg/kg SC QD for 14 days Dose 4 Population • Up to 24 CF patients with a G542X mutation on one or both alleles Primary outcome measures • Safety, tolerability , and pharmacokinetics Key Secondary outcome measures • Change from baseline in sweat chloride concentration* • Change from baseline in percent predicted forced expiratory volume (ppFEV1)* Locations • Europe, Israel, USA, Canada and Australia

/ 13 No ELX - 02 related serious adverse events seen ELX - 02 safety summary Injection site reactions were the most common finding across the patients – Mild erythema or redness – Mild - moderate Injection pain Drug related discontinuations – Tinnitus (mild - moderate) 1 patient at 0.3 mg/kg • Occurred in patient with pre - existing tinnitus after exposure to loud music • Reported after first dose and resolved during follow - up • Case was reviewed by Audiology and SRC – did not have a safety concern – Injection site reaction in 3 patients • 1 at 0.75 mg/kg • 2 at the highest dose level of up to 3 mg/kg Ivacaftor combination amendment is approved in all participating countries with no significant safety concerns

/ 14 * CLSI. Sweat Testing: Third Edition. CLSI document C34 - A3. Wayne, PA: Clinical and Laboratory Standards Institute ; 2009 ** Am J Respir Crit Care Med Jun 3 2016 Sweat chloride secondary endpoint analysis performed using standard criteria Key statistical assessment to ensure appropriate baseline values Sweat chloride levels collected on both arms* • Values with difference >15 mmol/L excluded Average baseline calculated: • Sweat chloride collected on screening and prior to drug administration • Values with difference > 15 mmol/L between values excluded** • Baseline based on the average of the above two values Sweat chloride collected at the end of each treatment period Drug response evaluated based on difference between end of the treatment period to the average baseline for each patient

/ 15 Activity in Phase 2 of ELX - 02 treated Class 1 CF patients † p value did not reach significance * p value one - sided t - test =0.022 non - parametric =0.026 ** Results for patients receiving variable doses up to 3.0 mg/kg were not significant. Moreover, inconsistent dosing (as seen in pharmacokinetic results) and fewer completers among patients at these variable dose levels limited the interpretability of the related data and the ability to draw meaningful conclusions. B ase d on these findings, Eloxx does not plan to continue evaluation of doses above 1.5mg/kg and up to a 3.0 mg/kg. CF patients receiving 1.5mg/kg/day had statistically significant sweat chloride reduction of 5.4mmol/L after 1 week -14 -12 -10 -8 -6 -4 -2 0 2 4 6 8 - 5.4 ELX - 02 (0.75 mg/kg) ELX - 02 (0.3 mg/kg) ELX - 02 (1.5 mg/kg) - 0.2 † 1.3 † n=20 n =17 † n=12 Mean sweat chloride changes in Hom and Het G542X CF patients on 1 week treatment with ELX - 02 (mmol/L)* p value=0.022* Plan to advance to Phase 3 • Biologic signal detected at 1.5 mg/kg/day dose** despite short duration and small sample size. Suggests likely improvement in FEV1 after longer treatment duration • Trend towards dose response

/ 16 Post - hoc subset analysis of sweat chloride change in 1.5mg/kg/day completers Stronger evidence of dose response in subset analysis of 1.5mg/kg dose completers -14 -12 -10 -8 -6 -4 -2 0 2 4 6 8 0.8 † - 2.6 † ELX - 02 (0.3 mg/kg) ELX - 02 (0.75 mg/kg) - 5.4 ELX - 02 (1.5 mg/kg) Sweat chloride changes (mmol/L) in Hom and Het G542X CF patients on 1 week treatment with ELX - 02 at 1.5mg/kg dose (n=12) p value = 0.022* † p value did not reach significance * p value one - sided t - test =0.022 non - parametric =0.026

/ 17 Activity in Class 2 Hom delF508 patients in Phase 2 Orkambi trials Data from Lancet Respir Med . 2014 Jul;2(7):527 - 38 * Approved Orkambi dose Class 2 CF patients on Lumcaftor had a 4.1 to 4.8 mmol/L mean sweat chloride reduction at 2 weeks in Phase 2 - 4.1 8 weeks: Lum/Iva (400mgqd/250mg bid)* 2 weeks: Lum (200mgqd) 2 weeks: Lum (200mgqd) 3 weeks: Lum/Iva (200mgqd/125mg bid) 3 weeks: Lum/Iva (200mgqd/250mg bid) 4 weeks: Lum/Iva (400mgqd/250mg bid)* - 8.2 - 4.8 - 5.1 - 10.9 - 9.1 n=20 n=20 n=20 n=20 n=19 n=19 Mean sweat chloride changes in Class 2 Hom F508del CF Patients treated with Lumacaftor and Lumcaftor /Ivacaftor combination (Orkambi)

Class 2 CF patients on Symdeko had a 1.8 to 5.2 mmol/L mean sweat chloride reduction at 4 weeks in Phase 2

Activity in Class 2 Hom delF508 patients in Phase 2 Symdeko trials

Mean sweat chloride changes in Class 2 Hom F508del CF Patients treated with Tezacaftor/Ivacaftor (Symdeko) from baseline through day 28



4
2
0
-2
-4
-6
-8
-10
n=18
n=18
n=17
n=17
-4.2†
-5.1†
-5.2
P value =0.01
-1.8
Tezacaftor (10mgqd)/IVA (150mg q12h)
Tezacaftor (30mgqd)/IVA (150mg q12h)
Tezacaftor (100mgqd)/IVA (150mg q12h)*
Tezacaftor (150mgqd)/IVA (150mg q12h)

Data from Am J Respir Crit Care Med. 2018 Jan 15;197(2):214-224
† p value did not reach significance
* Approved Symdeko dose

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Eloxx PHARMACEUTICALS

/ 19 *Note no head - to - head comparison has been conducted between ELX - 02 and these agents Summary: ELX - 02 monotherapy was well tolerated and met the key secondary endpoint of sweat chloride reduction Strong activity with high responder proportion despite short treatment duration and small sample size Class 1 nonsense mutation CF patients with the most severe phenotype have no approved disease modifying therapies Statistically significant sweat chloride reduction at 1.5mg/kg ELX - 02 in G542X Class 1 CF patients of 5.4 mmol/L reduction (p value <0.05, n=12) Biological activity suggests potential FEV1 improvement with longer treatment duration Similar to short - term treatment activity in Class II patients with Orkambi and Symdeko (approved agents*) ELX - 02 generally well tolerated

/ 20 ELX - 02 Next Steps & Program Expansion Dr. Vijay Modur Head of R&D

/ 21 *Oral Sessions / Journal of Cystic Fibrosis WS03 - 18S1 (2019) S1 – S38 ELX - 02 Phase 2 monotherapy results support planned combination trial with Ivacaftor and Phase 3 planning Phase 2 extension study initiated evaluating combination of ELX - 02 and ivacaftor: On Track for end of Phase 2 meeting in 2H 2022 and start of Phase 3 in late 2022/1H 2023 2 – 3 fold higher activity observed in Class 1 nonsense CF preclinical models with ELX - 02 and ivacaftor combination* Current results with 1 week therapy suggest potential for stronger effect with ivacaftor for a longer treatment duration First patient in combination therapy dosed (Topline data expected by end of 1H 2022)

/ 22 Expanded combination trial study design includes longer dosing Expanding current combination study across all sites and all Class 1 nonsense mutation CF patients Primary Endpoint: Safety , tolerability and pharmacokinetics Key Secondary endpoints: Sweat chloride and FEV1 N = up to 30 Dose : 1.5mg/g/day ELX02 + ivacaftor (150mg bid) Duration : 5 weeks : 1 week ELX - 02 monotherapy. 4 weeks of combination therapy with Ivacaftor following Physician review All Class 1 CF patients with nonsense mutations Topline data expected by end of 1H 2022

/ 23 Lung vs Plasma exposures with inhaled vs. subcutaneous dosing Phase 2 results support potential for higher efficacy with inhaled delivery of ELX - 02 13 Lung Plasma 2,010 159X 18.8X Rat dose of 60 - 69 mg/kg equivalent to 1.5 mg/kg human sc dose ELX - 02 Rat drug exposure 69mg/kg inhaled (AUC 0 - 24hr m g* hr /mL) Estimated rat lung exposure 60 mg/kg sc vs. 69 mg/kg inhaled (AUC 0 - 24hr m g* hr /ml) 87.0 1,640.0 Subcutaneous Inhalation ELX - 02 inhalation IND targeted for 2H 2022

/ 24 ELX - 02 Class 1 CF program milestones x Completed enrollment of ELX - 02 monotherapy arms in ongoing Phase 2 trials x Report data from ongoing Phase 2 trial of ELX - 02 monotherapy arms in CF x First patient dosed in combination arm of Phase 2 trial of ELX - 02 x Initiated IND - enabling studies for inhalation • Report data from combination therapy Phase 2 trial of ELX - 02 • Initiate GLP toxicology studies with inhaled ELX - 02 • Submit IND for inhaled ELX - 02 • End of Phase 2 meeting for subcutaneous version Anticipated ELX - 02 Class 1 CF program milestones 4Q 21 1H 22 2H 22

/ 25 Key Takeaways & Closing Remarks Sumit Aggarwal President and CEO

/ 26 * p value one - sided t - test =0.022 non - parametric =0.026 Key takeaways from ELX - 02 Phase 2 monotherapy trials Significant unmet need remains for Class 1 CF patients ELX - 02 well - tolerated with no treatment - related serious adverse events Results support continued development of ELX - 02 and advancement into Phase 3 clinical development Statistically significant mean sweat chloride reduction of 5.4mmol/L (p=0.022*) at 1.5mg/kg/day Evidence of stronger dose response in patients that completed 1.5/mg/kg/day dosing

Deep pipeline of synergistic potential first-in-class therapies

	Target	Indication	Discovery	Lead optimization	IND enabling	Phase 1 – first in human	Phase 2	Phase 3
Nonsense readthrough: rare disease	CFTR	Class 1 CF	ELX-02 (Fast Track Designation*)					CYSTIC FIBROSIS FOUNDATION
	Collagen VII A1/LAMB3	RDEB/JEB	ZKN013					
	CFTR	Class 1 CF	RMA(s)					CYSTIC FIBROSIS FOUNDATION
Nonsense readthrough: oncology	APC	FAP	ZKN013					
	APC	CRC	ZKN074/ZKN157					
	Undisclosed	Pan cancer/ IO combination	RMA					
Protein translation inhibition	Onco-ribosome & mito-ribosome mutations	Undisclosed	RMA					

*ELX-02 has received Fast Track Designation from the FDA for the treatment of CF patients with nonsense mutations
Class 1 CF: Cystic fibrosis patients with class1 mutations; **RDEB/JEB:** Recessive Dystrophic/Junctional Epidermolysis Bullosa; **FAP:** Familial adenomatous polyposis; **CRC:** Colorectal cancer

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/ 28 We are positioned to transform Eloxx and create significant value for shareholders Three rare disease programs with over $5B market potential Right new leadership with a track record of success Platform company focused on novel small molecule Genetic Therapies targeting rare diseases and cancers Statistically significant sweat chloride reduction in CF patients with ELX - 02 confirms drug potential

/ 29 Questions? Answers.

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